NYSE: MILL

2 Forward Looking Statements Certain statements in this presentation and elsewhere by Miller Energy Resources¸ Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for Miller Energy to experience additional operating losses; high debt costs under its existing senior credit facility; potential limitations imposed by debt covenants under its senior credit facility on its growth and ability to meet business objectives; the need to enhance management, systems, accounting, controls and reporting performance; uncertainties related to the filing of its Form 10-K for 2011; litigation risks; its ability to perform under the terms of its oil and gas leases, and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; its ability to successfully acquire, integrate and exploit new productive assets in the future; its ability to recover proved undeveloped reserves and convert probable and possible reserves to proved reserves; risks associated with the hedging of commodity prices; its dependence on third party transportation facilities; concentration risk in the market for the oil we produce in Alaska; the impact of natural disasters on its Cook Inlet Basin operations; adverse effects of the national and global economic downturns on our profitability; the imprecise nature of its reserve estimates; drilling risks; fluctuating oil and gas prices and the impact on results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; the existence within the industry of risks that may be uninsurable; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; the impact that future legislation could have on access to tax incentives currently enjoyed by Miller; that no dividends may be paid on its common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to restricted securities and outstanding options, and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; and risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2013. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

3 Financial Snapshot Stock Ticker (NYSE) MILL Price (2/7/2014) $7.27(1) Market Capitalization (2/7/2014) $323.69 MM Shares Outstanding 45.23 MM(2) Insider Ownership 29% 1-Year Stock Price Performance +87% 5-Year Stock Price Performance +1,718% Ryder Scott Proved Developed Oil Reserves 8.4 MMBOE(3) Ryder Scott Proved Developed Oil Reserves $365.8 MM(3) % Oil of Proved Developed Reserves 70% Company Operated % of Net Production 100% Lease & Exploratory Acres ~470,000 GROSS ACRES Analyst Coverage SunTrust Imperial Capital MLV & Co Brean Capital LLC Casimir Capital Sidoti & Company, LLC (1) Closing price (2) As of 1/31/14 (3) Cook Inlet Ryder Scott reserve report dated 12/1/2013 and 2) North Fork Ryder Scott reserve report dated 12/1/13

4 Investment Highlights Kustatan Production Facility West McArthur River Unit Alaska Operations Overview  Proven Track Record – Miller has continued to grow production in Alaska for past 3+ years  Growth Visibility – Expected FY14 exit rate of 6,000 boe/d  Low Risk Path to Production Growth – Significant proved reserve base  Operating Efficiencies In Place - Incremental production utilizes facilities in place, reducing cost of production growth  Favorable Alaskan Environment – State tax credits reduce risk and production costs  Commitment to Company – Miller’s team has been with the assets for over 20 years

5 Asset Overview Existing Alaskan Operations Tennessee Operations  Approximately 3,249 boe/d of production at 12/31/13  Significant development opportunity through 3P  Osprey platform designed for 21 wells producing 25,000 boe/d with additional Capacity for 13 wells – transfers oil via sub-sea pipeline to Kustatan facility  12,000 barrels of storage and processing capacity at McArthur Unit  50,000 barrel daily processing and storage capacity at Kustatan Production Unit  Substantial midstream asset value potential with state-of-the-art, fully computerized facility – newest in the Cook Inlet  Approximately 248 boe/d of production at 12/31/13  Miller is largest owner and operator of wells in Tennessee with over 46,000 acres  Opportunity to rework existing wells  Exploit our Mississippi Lime oil (similar formation and opportunity to Southern Kansas/Oklahoma)  25+ horizontal drilling targets identified with three horizontal Mississippi Lime wells drilled and completed in 2013  Approximately 7,000 mmcf/d of production as of 12/31/13  Production can be increased in the short term as wells are currently choked back  Closed on asset on February 5, 2014  Provides additional wells for diversification  Fixed price contract at $7.00 / mcf with ENSTAR  Substantial PUD, 2P and 3P development potential  2P PV-10 over $185 Million North Fork Acquisition

6 Shareholder Value With Milestones 1. Scott M. Boruff joined as CEO 2. Acquired KTO assets 3. Acquired ETC 4. Acquired Alaska Assets 5. NASDAQ Listing 6. NYSE Listing 7. Guggenheim Financing 8. Apollo Financing 9. Rig 35 began Redoubt Redevelopment 10. RU-4 came online 11. RU-3 came online 12. RU-2A came online 13. RU-1A came online 14. RU-5B came online and Sword 1 completed 15. North Fork Acquisition announced, Sword 1 came online 16. Closed 2nd lien facility and North Fork Unit acquisition Historical Stock Price Performance 2008-Present; $/share (closing price) 0.00 2.00 4.00 6.00 8.00 10.00 Ju l-0 8 Oc t-0 8 Ja n- 09 Ap r-0 9 Ju l-0 9 Oc t-0 9 Ja n- 10 Ap r-1 0 Ju l-1 0 Oc t-1 0 Ja n- 11 Ap r-1 1 Ju l-1 1 Oc t-1 1 Ja n- 12 Ap r-1 2 Ju l-1 2 Oc t-1 2 Ja n- 13 Ap r-1 3 Ju l-1 3 Oc t-1 3 Ja n- 14 2 1 3 4 5 6 7 8 9 10 13 14 11 12 15 16

7 Production Historical and Forecast Production (Calendar Year Exit Rates Except for 2014 FY End Forecast) 2009-2014 Fiscal Year End; Gross volumes - boe/d Realized CAGR of 73% (1) Average daily production. 391 1,260 1,430 1,101 3,496 6,000 0 2,000 4,000 6,000 2009 2010 2011 2012 2013 2014 (FY End)

8 Reserves - Proved with Upside (excludes North Fork Acquisition) Ralph E. Davis Report Dated April 2013 PUD 6.8 MMBOE PV-10 $334.5MM Total Reserves 54.8 MMBOE SEC Case: PV-10 $1.4 Billion Proved Reserves 8.4 MMBOE SEC CASE: PV-10 $367.2MM Large Drilling Inventory PDP 1.6 MMBOE PV-10 $32.8MM PROBABLE (2P) 10.3 MMBOE PV-10 $442.6MM POSSIBLE (3P) 36.0 MMBOE PV-10 $605.1MM PROVED (1P) 8.4 MMBOE PV-10 $367.2MM Source: Cook Inlet Energy Ralph E. Davis reserve report dated 4/30/2013.

9 Reserves – Proved Developed (Including North Fork Acquisition) Ryder Scott Reserve Report Dated December 2013 Total Proved Developed Reserves 8.4 MMBOE SEC Case: PV-10 $365.8 Million PDNP 1.6 MMBOE PV-10: $44.6MM PDP 6.8 MMBOE PV-10: $321.1MM Sources: 1) Cook Inlet Ryder Scott reserve report dated 12/1/2013 and 2) North Fork Ryder Scott reserve report dated 12/1/2013. Composition of Total Proved Developed Reserve Volumes (in mboe) 5,592 544 1,245 1,013 6,836 1,557 0 2,000 4,000 6,000 8,000 PDP PDNP Re se rv es (m bo e) Existing Alaskan Assets North Fork Acquisition Total Reserves

10 North Fork Acquisition Closed  100% working interest in $185 million of Proved and Probable PV-10  Probable SEC PV-10: $93.1 Million  Total Proved SEC PV-10: $92.3 Million  Includes six (6) natural gas wells, production and processing equipment and 15,464 acres  Multi-year firm natural gas sales contract with ENSTAR (Alaska Utility) at $7.00/mcf  Adding $20MM in annual revenue, with high operating margins  Full field development of up to 24 additional wells, at a cost of approximately $8 million per well  Onsite natural gas well brought online in 2010 to power the facility Miller Energy North Fork Acquisition (Closed February 2014)

11 Acquisition Financing  Closed a $175 million second lien credit facility with Apollo Investment Corporation and Highbridge Principal Strategies on 2/3/2014  Fully drawn at closing to finance North Fork acquisition and refinance pre- existing Apollo debt  Combination of second lien credit facility and Series D preferred stock used to close North Fork acquisition  Key credit facility terms include:  Miller has the ability to insert up to $100 million in first lien senior debt  Interest rate set at LIBOR plus 9.75%, with 2% LIBOR floor  Maturity: Four (4) years with extension for additional year following closing of first lien facility  Covenants: customary second lien, including leverage ratio, interest coverage ratio, current ratio and change of management control North Fork Acquisition (in $millions) Capital Sources (in $ millions) Apollo 2 nd Lien Loan Facility 175.0 Miller Energy Preferred Series D Stock 5.0 Total 180.0 Capital Uses (in $ millions) Existing Debt 75.3 North Fork Acquisition (Cash) 56.6 North Fork Acquisition (Preferred) 5.0 OID 3.5 General Corporate Purposes 39.6 Total 180.0

12 Tax Friendly Environment Tax Incentives & Commodity Prices  No severance tax on oil  Oil contracts based on ANS pricing (premium to WTI, similar to Brent)  Fixed contract with ENSTAR at $7.00/mcf  Winter spot market at $10.00 -$22.00/mcf  Prices negotiated directly with utilities and end users Alaska Cash Rebates  35% to 60% of development costs reimbursed by the state  Proceeds generally received 4 to 6 months following application  Not contingent on success Strong Incentives Exist for Development in Alaska Osprey Rig 35 Alaska Operations

13 Operational Update & Capital Budget Redoubt Shoals • Moved rig over to service RU-7 and drill RU-9, oil wells • Adding perforations on RU-7 • Plan to drill RU-9 immediately following RU-7 work over West McArthur River and Sword • Currently drilling WMRU #8, oil well • Plan to drill next WMRU well immediately after WMRU #8 • Preparing to test additional oil & gas zones in Sword #1 North Fork • Producing ~7 MMcf/d, expect to increase to approximately ~10 MMcf/d by opening well chokes and minor well improvements • Plan to exploit behind pipe potential in existing NF wells Capital Budget • Gross CAPEX for 2014 calendar year $180mm (before state tax incentives) • 100% working interest allows company to accelerate or decelerate development Osprey Well Room

14 Hedging Monthly Hedge Volumes and Average Hedge Pricing Mixed measures  Miller Has Swap Hedges in Place for Approximately 2,100 bbls/d of Oil Hedges in Place Through June 2016 and Approximately 550 bbls/d Thereafter Through December 2016  Hedges Range from $93.18 to $102.96 per Barrel $88.00 $90.00 $92.00 $94.00 $96.00 $98.00 $100.00 $102.00 $104.00 0 500 1,000 1,500 2,000 2,500 Av era ge He dge Pr icin g ( $/b bl) He dge d V olu me s (b bls /d) Hedge Volumes Avg. Hedge Price

15 Investment Summary Significant Asset Base 4 Distinct producing fields Redoubt, WMRU, North Fork, TN 54.8 MMBOE of P1, P2 and P3 Reserves (per R.E.D, excluding North Fork) $1.4 Billion of PV-10 (per R.E.D., excluding North Fork) Advantages of State-Of-the- Art Infrastructure Equipment and infrastructure in place to support significantly higher production volumes Able to maintain low operating costs + low incremental lifting costs $230MM+ appraised value and $500MM+ replacement value Value Driven Growth Strategy Strong foundation in place built on low cost / high value acquisitions Efficient low cost operators Alignment between shareholders and management Advantages of Being in Alaska Favorable oil and natural gas prices Significant tax incentives for exploration and development Large Undeveloped Oil Play Redoubt has significant potential not reflected in reserve report Fixing past mistakes and not taking true exploration risk Multiple oil plays around large, developed fields Initial work over results very positive

Appendix Dynamic High Growth Leader

17 Management Bios Deloy Miller - Mr. Miller, our founder, has been Chairman of the Board of Directors since December 1996, and was CEO from 1967 to August 2008, and COO from August 2008 to July 2013. Since then, Mr. Miller has been Executive Chairman of the Board of Directors. He is a seasoned gas and oil professional with more than 40 years of experience in the drilling and production business in the Appalachian basin. During his years as a drilling contractor, he acquired extensive geological knowledge of Tennessee and Kentucky and received training in the reading of well logs. Mr. Miller served two terms as president of the Tennessee Oil & Gas Association and in 1978 the organization named him the Tennessee Oil Man of the Year. He continues to serve on the board of that organization. In 2011, Mr. Miller was appointed to the Federal Reserve Bank of Atlanta's Energy Advisory Council for a two-year term. Scott M. Boruff - Mr. Boruff has served as a director and CEO since August 2008. Prior to joining our company, Mr. Boruff was a licensed investment banker. He served as a director from 2006 to 2007 of Cresta Capital Strategies, LLC, a New York investment banking firm that was responsible for closing transactions in the $150 to $200 M category. Mr. Boruff specialized in investment banking consulting services that included structuring of direct financings, recapitalizations, mergers and acquisitions, and strategic planning with an emphasis in the gas and oil field. As a commercial real estate broker for over 20 years, Mr. Boruff developed condominium projects, hotels, convention centers, golf courses, apartments and residential subdivisions. Mr. Boruff holds a Bachelor of Science in Business Administration from East Tennessee State University. David J. Voyticky - Mr. Voyticky has been a member of our Board of Directors since April 2010, our President since June 2011, and Acting CFO since September 2011. Mr. Voyticky has over 15 years of domestic and international mergers and acquisitions, restructuring and financing experience. From August 2005 to June 2011, Mr. Voyticky was an independent consultant to companies in the middle market on value maximization strategies, providing strategic and capital markets advice to high growth businesses. From December 2005 through June 2006, Mr. Voyticky was a partner in the $300 million re-launch of Chapman Capital L.L.C., an activist hedge fund focused on publicly traded middle market companies. He served on the Board of Directors of Best Energy Services, Inc. from January 2010 to February 2011. Mr. Voyticky received a J.D. and a M.B.A degree from the University of Michigan and a Masters in International Policy and Economics from the Ford School at the University of Michigan. David M. Hall - Mr. Hall has served as our Chief Operating Officer since July 2013. He has been the Chief Executive Officer of our Cook Inlet Energy subsidiary and member of our Board of Directors since December 2009. Mr. Hall was the former Vice President and General Manager of Alaska Operations, Pacific Energy Resources Ltd. from January 2008 to December 2009. Before that time, from 2000 to 2008, he served as the Production Foreman and Lead Operator in Alaska for Forest Oil Corp, rising to Production Manager for all of Alaska operation for Forest Oil.

18 Miller Thesis – Original Completions Optimized ORIGINAL COMPLETION: RESTRICTED FLOW PATH OPTIMIZED COMPLETION: UN-RESTRICTED FLOW PATH Completed optimization on RU-7 Flow rates increased over 100% Annual decline curve decreased from 27% to 10% Bottom hole flowing pressure doubled PV-10 increased 3x Plan to optimize all RU wells Highlights ESP Flow Restriction: LLC Valve ESP No Flow Restriction

Alaska – Redoubt Unit Field (Osprey)

Miller Energy RESOURCES



Granite Point
McArthur River
W. McArthur River
Middle Ground Shoal
Swanson River
Beaver Creek
Redoubt Shoal Area



Redoubt Unit



Z-values (Depth)
HEMLOCK

Highlights

- Proved, producing field with existing infrastructure
- 100% working interest
- Average Porosity: 11-13%
- Average Annual Decline: 10% (Miller)
- Average New Well CapEx: $10 million (Net)
- Average EUR (estimate): ~1 mmboe
- Average Initial Prod: ~1,000 boe/d (previous operator)
- Average IRR (New Well): ~350 %
- Multiple pay sands and on trend with adjacent McArthur River Field (produced over 643 mmbo)
- Many identified targets (both workovers and new wells)

19

20 Redoubt Shoal Hemlock Structure Map Positive DST tests in North & South Step Outs in 1960s RU-1 drilled in Central fault in 2001 – 1,089 IP & 10 mmbbls PUD RU-2 drilled in South fault 2002 – 1,954 IP & 40 mmbbls PUD Wells have initial production characteristics of other fields in Cook Inlet; but different completions Operator experienced reduction in flow rates & bottom hole flowing pressure RU-1, 2, 3, 5 experienced casing failures and other performance issues – these issues have since been fixed and all wells have been brought back on-line Reserves from Central & Southern fault blocks reduced to 6 mmbbls PUD Highlights

21 Alaska - West McArthur River Unit Proved, producing field with existing infrastructure 100% working interest Average Porosity: 11-14% Average Annual Decline: 10% (Miller) Average New Well CapEx: $9 million (Net) Average EUR (estimate): ~2 mmboe Average Initial Prod: >1,500 boe/d (previous operator) Average IRR (New Well): ~500 % Multiple pay sands and on trend with adjacent Trading Bay Field (produced over 103 mmbo) Many identified targets Highlights

22 Contact Information Miller Energy Resources, Inc. 9721 Cogdill Road, Suite 302 Knoxville, TN 37932-3425 Phone: 865-223-6575 info@millerenergyresources.com www.millerenergyresources.com Investor Relations MZ Group - North America Derek Gradwell SVP, Natural Resources Phone: 512-270-6990 dgradwell@mzgroup.us www.mzgroup.us